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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 27, 1998

                          AMBAC FINANCIAL GROUP, INC.
            (Exact name of Registrant as specified in its charter)


        Delaware                     1-10777                     13-3621676
(State of incorporation)     (Commission file number)        (I.R.S. employer
                                                            identification no.)

       One State Street Plaza
         New York, New York                                        10004
(Address of principal executive offices)                        (Zip Code)


                                (212) 668-0340
             (Registrant's telephone number, including area code)

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                          Index to Exhibits on Page 4
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ITEM 5.  OTHER EVENTS

     On March 27, 1998, financial statements for Ambac Assurance Corporation, the Registrant's wholly-owned subsidiary, for the year ended December 31, 1997 became available.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              Exhibit Number                   Item
              --------------                   ----

                 99.06 Ambac Assurance Corporation consolidated financial statements as of December 31, 1997 and 1996 and for the three years ended December 31, 1997.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       Ambac Financial Group, Inc.
                                       (Registrant)



Dated:  March 27, 1998                 By:  /s/ Richard B. Gross
                                            ---------------------------------
                                            Richard B. Gross
                                            Senior Vice President,
                                            General Counsel and Secretary

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                               INDEX TO EXHIBITS
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Exhibit
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Number    DESCRIPTION OF EXHIBIT
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 99.06    Ambac Assurance Corporation consolidated financial statements as of
          December 31, 1997 and 1996 and for the three years ended December 31, 1997.

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